Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1, dated as of November 21, 2017 (this “Amendment”), by and among Advanced Disposal Services, Inc., a Delaware corporation (the “Borrower”), Deutsche Bank AG New York Branch, as administrative agent and as collateral agent (the “Administrative Agent”), each Guarantor party hereto (collectively, the “Guarantors” and individually, a “Guarantor”) and each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), to the Amended and Restated Credit Agreement dated as of October 9, 2012 (as amended and restated as of November 10, 2016), among the Borrower, Advanced Disposal Waste Holdings Corp., a Delaware corporation, the lenders party thereto and the Administrative Agent (the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Sections 2.21 and 9.08 of the Credit Agreement provide that the Borrower, the Administrative Agent and the Lenders party hereto may amend the Credit Agreement as set forth herein;

WHEREAS, Deutsche Bank Securities Inc. (or any of its affiliates as so designated by it to act in such capacity) has been appointed as Amendment No. 1 Arranger (as defined below) and is acting as sole lead arranger and sole bookrunner for this Amendment (in such capacity,  the “Amendment No. 1 Arranger”);

WHEREAS, (i) each Lender holding Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date (the “Existing Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Lender”) substantially in the form of Exhibit A hereto (an “Amendment No. 1 Consent”) shall be deemed, upon the Amendment No. 1 Effective Date, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Margin with respect to its outstanding Existing Loans and (x) if such Consenting Lender elects the “Cashless Amendment” option on the Amendment No. 1 Consent, such Consenting Lender will retain its Existing Loans as amended by this Amendment No. 1 or (y) if such Consenting Lender elects the “Post-Closing Settlement” option on the Amendment No. 1 Consent, the entire amount of such Consenting Lender’s Existing Loans will be assigned to the New Lender (as defined below) at par on the Amendment No. 1 Effective Date (as defined below) (it being understood that no Assignment and Acceptance shall be required to be executed by such Consenting Lender to effect such assignment) and following the Amendment No. 1 Effective Date such Consenting Lender (or its designated Affiliate, if agreed by the Amendment No. 1 Arranger) shall purchase by assignment Term Loans in an equal principal amount as its Existing Loans or such lesser amount allocated to such Consenting Lender by the Amendment No. 1 Arranger, (ii) each Lender holding Existing Loans that does not execute and deliver an Amendment No. 1 Consent (each, a “Non-Consenting Lender”) shall be required to assign the entire amount of its Existing Loans to Deutsche Bank AG New York Branch (in such capacity, the “New Lender”) in accordance with Section 2.21 and Section 9.08 of the Credit Agreement (it being understood that, in accordance with Section 2.21 of the Credit Agreement, no Assignment and Acceptance shall be required to be executed by such Consenting

Lender to effect such assignment) and, in connection with the assignments described in clause (i)(y) and this clause (ii), such New Lender shall become a Lender under the Amended Credit Agreement with respect to the Term Loans so assigned, (iii) on the Amendment No. 1 Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders, all accrued and unpaid interest to, but not including, the Amendment No. 1 Effective Date, with respect to the Existing Loans and (iv) the consent of the Required Lenders to this Amendment is required pursuant to Section 2.21 of the Credit Agreement to effectuate the assignments contemplated by clause (ii) above;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                           Amendments.

(a)                                 The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of November 21, 2017.

“Amendment No. 1 Arranger” means Deutsche Bank Securities Inc. (acting through such of its affiliates or branches as it deems appropriate), as sole lead arranger and sole bookrunner in connection with Amendment No. 1.

“Amendment No. 1 Effective Date” means November 21, 2017, the date of effectiveness of Amendment No. 1.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(b)                                 Clause (a) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause and replacing it with the following:

(a) in the case of the Term Loans, 1.25% per annum for ABR Loans and 2.25% per annum for Eurodollar Loans and”

(c)                                  The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting “Amendment No. 1,” immediately after “this Agreement,”.

(d)                                 Section 2.06(a) of the Credit Agreement is hereby amended by inserting “and Amendment No. 1” immediately after the language “Subject to the provisions of Section 2.07”.

(e)                                  Section 2.06(b) of the Credit Agreement is hereby amended by inserting “and Amendment No. 1” immediately after the language “Subject to the provisions of Section 2.07”

(f)                                   The reference to “Restatement Effective Date” in Section 2.12(d) of the Credit Agreement is hereby replaced with a reference to “Amendment No. 1 Effective Date.”

(g)                                  Section 2.08 of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:

(a)                                 If prior to the commencement of any Interest Period for a Eurodollar Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or (ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or electronic means as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (which notice shall be promptly given by the Administrative Agent when such circumstances no longer exist), (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

(b)                                 If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin).

(c)                                  Notwithstanding anything to the contrary in Section 9.08, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders of each Class stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.08, only to the extent the Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(h)                                 Section 9.22 of the Credit Agreement is hereby added:

“SECTION 9.22        Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, (I) unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a Lender and such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent, any Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”

Section 2.                                           Breakage.  By consenting to this Amendment, each Lender party hereby agrees not to make any claims to the Borrower pursuant to Section 2.16 of the Credit Agreement with respect to any loss or expense that such Lender may sustain or incur as a consequence of any Breakage Event caused by the Amendment on the Amendment No. 1 Effective Date.  It is understood that any party receiving an assignment of Term Loans from the New Term Lender following the Amendment No. 1 Effective Date as part of the primary syndication of the Term Loans shall agree to abide by this Section 2, as part of the consideration for, and as a condition to, such assignment.

Section 3.                                           Representations and Warranties, No Default.  The Borrower hereby represents and warrants that as of the Amendment No. 1 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing under the Credit Agreement or would exist under the Amended Credit Agreement and (ii) all representations and warranties contained in the Amended Credit Agreement are true and correct in all material respects (except that any representation or warranty that is already qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

Section 4.                                           Effectiveness.  This Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(i)                                        Consents.  The Administrative Agent shall have received executed signature pages hereto from the New Lender, Consenting Lenders constituting the Required Lenders (determined immediately prior to the Amendment No. 1 Effective Date), the Borrower and each of the Guarantors.

(ii)                                     Fees, Interest and Expenses.  The Administrative Agent shall have received all accrued and unpaid interest on the Existing Loans, all fees required to be paid, and all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment No. 1 Effective Date. For the avoidance of doubt, with respect to any Interest Period commencing prior to the Amendment No. 1 Effective Date, interest shall accrue from and including the Amendment No. 1 Effective Date to the end of the applicable Interest Period.

(iii)                                  Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying that (a) all representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is already qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Event of Default or event which with the giving of notice or lapse of time or both would be an Event of Default, shall have occurred and be continuing under the Credit Agreement or would exist under the Amended Credit Agreement.

(iv)                                 Legal Opinions.

(1)                                 The Administrative Agent shall have received a favorable legal opinion of Shearman & Sterling LLP, counsel to the Loan Parties, dated the Amendment No. 1 Effective Date, covering due incorporation, due authorization, due execution and no conflicts (subject to customary assumptions, qualifications and limitations), in a form reasonably satisfactory to the Administrative Agent.

Section 5.                                           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, .pdf or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.                                           Applicable Law.

(a)                                 THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                                 ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING

IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 9.01 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.                                           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.                                           Reaffirmation.  Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its Guarantee of the Obligations under the Guarantee and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

Section 9.                                           Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Collateral Agent, any other Agent or the Issuing Bank, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. The Borrower hereby consents to this Amendment and confirms that all obligations thereof under the Loan Documents shall continue to apply to the Credit Agreement.

Section 10.                                    New Lender.  The New Lender hereby consents to this Amendment. Each of the New Lender, the Administrative Agent and the Borrower acknowledges and agrees that, upon the receipt by deemed assignment of any Term Loans from Non-Consenting Lenders or Consenting Lenders electing the Post-Closing Settlement Option, the New Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and other Loan Documents with Term Loans in an amount equal to the aggregate principal amount of all Existing Loans assigned thereto, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder.  After the assignment of Term Loans by each Non-Consenting Lender to the New Lender as contemplated above the New Lender shall hold $205,992,763.69 of the Term Loans and the New Lender and the Consenting Lenders shall together hold all of the Term Loans.

Section 11.                                    WAIVER OF RIGHT TO TRIAL BY JURY.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY (a) AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY; (b) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (c) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADVANCED DISPOSAL SERVICES, INC., as Borrower

By:	/s/ Matthew Gunnelson
Name: Matthew Gunnelson
Title: Chief Accounting Officer

[Signature Page to ADS — Amendment No. 1]

ADS RENEWABLE ENERGY - EAGLE POINT, LLC
ADS RENEWABLE ENERGY - STONES THROW, LLC
ADS RENEWABLE ENERGY - WOLF CREEK, LLC
ADS SOLID WASTE OF NJ, INC.
ADVANCED DISPOSAL RECYCLING SERVICES ATLANTA, LLC
ADVANCED DISPOSAL RECYCLING SERVICES GULF COAST, LLC
ADVANCED DISPOSAL SERVICES MOBILE TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES ALABAMA CATS, LLC
ADVANCED DISPOSAL SERVICES ALABAMA EATS, LLC
ADVANCED DISPOSAL SERVICES ALABAMA HOLDINGS, LLC
ADVANCED DISPOSAL SERVICES ALABAMA, LLC ADVANCED DISPOSAL SERVICES ARBOR HILLS LANDFILL, INC.
ADVANCED DISPOSAL SERVICES ATLANTA, LLC ADVANCED DISPOSAL SERVICES AUGUSTA, LLC
ADVANCED DISPOSAL SERVICES BILOXI MRF, LLC ADVANCED DISPOSAL SERVICES BIRMINGHAM, INC.
ADVANCED DISPOSAL SERVICES BLACKFOOT LANDFILL, INC.
ADVANCED DISPOSAL SERVICES BLUE RIDGE LANDFILL, INC.
ADVANCED DISPOSAL SERVICES CAROLINAS, LLC ADVANCED DISPOSAL SERVICES CEDAR HILL LANDFILL, INC.
ADVANCED DISPOSAL SERVICES CENTRAL FLORIDA, LLC
ADVANCED DISPOSAL SERVICES CHESTNUT VALLEY LANDFILL, LLC
ADVANCED DISPOSAL SERVICES COBB COUNTY RECYCLING FACILITY, LLC
ADVANCED DISPOSAL SERVICES COBB COUNTY TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES CRANBERRY CREEK LANDFILL, LLC
ADVANCED DISPOSAL SERVICES CYPRESS ACRES LANDFILL, INC.

[Signature Page to ADS — Amendment No. 1]

ADVANCED DISPOSAL SERVICES EAGLE BLUFF LANDFILL, INC.
ADVANCED DISPOSAL SERVICES EAST, INC. ADVANCED DISPOSAL SERVICES EASTERN PA, INC.
ADVANCED DISPOSAL SERVICES EMERALD PARK
LANDFILL, LLC
ADVANCED DISPOSAL SERVICES EVERGREEN LANDFILL, INC.
ADVANCED DISPOSAL SERVICES GLACIER RIDGE LANDFILL, LLC
ADVANCED DISPOSAL SERVICES GREENTREE LANDFILL, LLC
ADVANCED DISPOSAL SERVICES GULF COAST, LLC
ADVANCED DISPOSAL SERVICES GWINNETT TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES HANCOCK COUNTY, LLC
ADVANCED DISPOSAL SERVICES HICKORY MEADOWS LANDFILL, LLC
ADVANCED DISPOSAL SERVICES HOOSIER LANDFILL, INC.
ADVANCED DISPOSAL SERVICES JACKSON, LLC ADVANCED DISPOSAL SERVICES JACKSONVILLE, LLC
ADVANCED DISPOSAL SERVICES JONES ROAD, LLC
ADVANCED DISPOSAL SERVICES LANCASTER LANDFILL, LLC
ADVANCED DISPOSAL SERVICES LITHONIA TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES MACON, LLC ADVANCED DISPOSAL SERVICES MAGNOLIA RIDGE LANDFILL, LLC
ADVANCED DISPOSAL SERVICES MALLARD RIDGE LANDFILL, INC.
ADVANCED DISPOSAL SERVICES MAPLE HILL LANDFILL, INC.
ADVANCED DISPOSAL SERVICES MIDDLE GEORGIA, LLC
ADVANCED DISPOSAL SERVICES MIDWEST, LLC ADVANCED DISPOSAL SERVICES MILLEDGEVILLE
TRANSFER STATION, LLC

[Signature Page to ADS — Amendment No. 1]

ADVANCED DISPOSAL SERVICES MISSISSIPPI HOLDINGS, INC.
ADVANCED DISPOSAL SERVICES MISSISSIPPI, LLC ADVANCED DISPOSAL SERVICES MOREHEAD LANDFILL, INC.
ADVANCED DISPOSAL SERVICES NATIONAL ACCOUNTS HOLDINGS, INC.
ADVANCED DISPOSAL SERVICES NATIONAL ACCOUNTS, INC.
ADVANCED DISPOSAL SERVICES NORTH ALABAMA LANDFILL, LLC
ADVANCED DISPOSAL SERVICES NORTH GEORGIA, LLC
ADVANCED DISPOSAL SERVICES OAK RIDGE LANDFILL, INC.
ADVANCED DISPOSAL SERVICES ORCHARD HILLS LANDFILL, INC.
ADVANCED DISPOSAL SERVICES PASCO COUNTY,
LLC
ADVANCED DISPOSAL SERVICES PECAN ROW LANDFILL, LLC
ADVANCED DISPOSAL SERVICES PONTIAC LANDFILL, INC.
ADVANCED DISPOSAL SERVICES RENEWABLE ENERGY, LLC
ADVANCED DISPOSAL SERVICES ROGERS LAKE, LLC
ADVANCED DISPOSAL SERVICES ROLLING HILLS LANDFILL, INC.
ADVANCED DISPOSAL SERVICES SELMA TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES SEVEN MILE CREEK LANDFILL, LLC
ADVANCED DISPOSAL SERVICES SMYRNA TRANSFER STATION, LLC
ADVANCED DISPOSAL SERVICES SOLID WASTE LEASING CORP.
ADVANCED DISPOSAL SERVICES SOLID WASTE MIDWEST, LLC
ADVANCED DISPOSAL SERVICES SOLID WASTE SOUTHEAST, INC.
ADVANCED DISPOSAL SERVICES SOUTH CAROLINA, LLC
ADVANCED DISPOSAL SERVICES SOUTH, LLC

[Signature Page to ADS — Amendment No. 1]

ADVANCED DISPOSAL SERVICES STAR RIDGE LANDFILL, INC.
ADVANCED DISPOSAL SERVICES STATELINE, LLC ADVANCED DISPOSAL SERVICES SUMNER LANDFILL, INC.
ADVANCED DISPOSAL SERVICES TAYLOR COUNTY LANDFILL, LLC
ADVANCED DISPOSAL SERVICES TENNESSEE HOLDINGS, INC.
ADVANCED DISPOSAL SERVICES TENNESSEE, LLC
ADVANCED DISPOSAL SERVICES VALLEY MEADOWS LANDFILL, LLC
ADVANCED DISPOSAL SERVICES VALLEY VIEW LANDFILL, INC.
ADVANCED DISPOSAL SERVICES VASKO RUBBISH
REMOVAL, INC.
ADVANCED DISPOSAL SERVICES VASKO SOLID WASTE, INC.
ADVANCED DISPOSAL SERVICES WAYNE COUNTY
LANDFILL, INC.
ADVANCED DISPOSAL SERVICES WESTERN PA, INC.
ADVANCED DISPOSAL SERVICES ZION LANDFILL, INC.
BATON ROUGE RENEWABLE ENERGY LLC BURLINGTON TRANSFER STATION, INC.
CARTERSVILLE TRANSFER STATION, LLC
CARUTHERS MILL C&D LANDFILL, LLC CHAMPION TRANSFER STATION, LLC
COMMUNITY REFUSE SERVICE, LLC.
DILLER TRANSFER STATION, LLC.
DORAVILLE TRANSFER STATION, LLC
EAGLE POINT LANDFILL, LLC
ECO-SAFE SYSTEMS, LLC
FDS DISPOSAL II, LLC
HALL COUNTY TRANSFER STATION, LLC
HARMONY LANDFILL, LP by its General Partner
HIGHSTAR ROYAL OAKS I, INC.
HIGHSTAR ROYAL OAKS I, INC.
HIGHSTAR ROYAL OAKS II, INC.
HINKLE TRANSFER STATION, LLC
HWSTAR HOLDINGS CORP.
IWSTAR WASTE HOLDINGS CORP.

[Signature Page to ADS — Amendment No. 1]

JONES ROAD LANDFILL AND RECYCLING, LTD. by its General Partner ADVANCED DISPOSAL SERVICES JONES ROAD, LLC
LAND & GAS RECLAMATION, INC.
LANDSOUTH, INC.
MORETOWN LANDFILL, INC.
MOSTOLLER LANDFILL, LLC
NASSAU COUNTY
LANDFILL, LLC
NEWS MA HOLDINGS, INC.
NEWS MID-ATLANTIC HOLDINGS, INC.
NEWS NORTH EAST HOLDINGS, INC.
NEWSTAR WASTE HOLDINGS CORP. NORTH EAST WASTE SERVICES, INC.
OLD KINGS ROAD SOLID WASTE, LLC
OLD KINGS ROAD, LLC
PARKER SANITATION II, INC.
PASCO LAKES INC.
PDC DISPOSAL CO., INC.
SOUTH HADLEY LANDFILL, LLC
SOUTH SUBURBAN, LLC
SSI SOUTHLAND HOLDINGS, INC.
ST. JOHNSBURY TRANSFER STATION, INC.
STONE’S THROW LANDFILL, LLC
SUMMIT, INC.
SUPERIOR WASTE SERVICES OF NEW YORK CITY, INC.
TALLASSEE WASTE DISPOSAL CENTER, INC.
TURKEY TROT LANDFILL, LLC VERMONT HAULING, INC.
WAITSFIELD TRANSFER STATION, INC.
WBLF ACQUISITION COMPANY, LLC
WELCOME ALL TRANSFER STATION, LLC WESTERN MARYLAND WASTE SYSTEMS, LLC WOLF CREEK LANDFILL, LLC
WSIMEDICAL WASTE SYSTEMS, INC.
WSI OF NEW YORK, INC.
WSI SANDY RUN LANDFILL, LLC
ADVANCED DISPOSAL SUBSIDIARY HOLDING COMPANY, LLC
ADVANCED DISPOSAL ACQUISITION SUB, LLC
CGS SERVICES, INC.
FARM PROPERTIES, LLC
CGS TRANSPORT, LLC

[Signature Page to ADS — Amendment No. 1]

SISTER’S SANITATION SERVICES, LLC
CGS LEASING, INC.
DLD LIMITED PARTNERSHIP
CALDWELL PARTNERSHIP, LLC
PRECISION WASTE SERVICES, INC.,
as Guarantors

By:	/s/ Matthew Gunnelson
Name: Matthew Gunnelson
Title: Chief Accounting Officer

[Signature Page to ADS — Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

[Signature Page to ADS — Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH,
as the New Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

[Signature Page to ADS — Amendment No. 1]

Schedule I

TERM LENDER CONSENT TO AMENDMENT

CONSENT (this “Consent”) to Amendment No. 1 (the “Amendment”), by and among ADVANCED DISPOSAL SERVICES, INC. (the “Borrower”), the Guarantors party thereto, DEUTSCHE BANK AG NEW YORK BRANCH (the “Administrative Agent”) and each lender party thereto (collectively, the “Lenders” and individually, a “Lender”).  Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Existing Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Amendment Option

☐                                    The undersigned Lender agrees to reprice 100% of the outstanding principal amount of such Lender’s existing Term Loans on a cashless basis.

Post-Closing Settlement Option

☐                                    The undersigned Lender agrees that the entire amount of such Lender’s existing Term Loans will be assigned to the New Lender at par on the Amendment No. 1 Effective Date (it being understood that no Assignment and Acceptance shall be required to be executed by such Consenting Lender to effect such assignment) and following the Amendment No. 1 Effective Date such Consenting Lender shall purchase by assignment Term Loans in an equal principal amount as its existing Term Loans or such lesser amount allocated to such Lender by the Amendment No. 1 Arranger.